Exhibit 99.2
Fiscal 2012
4th Quarter Presentation
August 29, 2012

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2012 fourth quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “estimate,”
 “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission
 (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 11 through 14 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Q4-2012 Overview
■ Contract revenue of $318.0 million as compared to $303.7 million in the prior year quarter
■ Contract revenue grew organically 9.0%, excluding storm restoration services of $2.3 million from the current quarter and $14.1 million from Q4-11
■ Adjusted EBITDA of $40.5 million at 12.7% of revenue in Q4-12
■ Net income of $0.39 per share diluted compared to $0.38 per share diluted in
 Q4-11
■ Repurchased 102,200 common shares at an average price of $19.75 per share
See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue Summary

Revenue % by Customer - Top 5 in Q4-12
20%
15%
10%
5%
0%
13.6%
12.2%
12.7%
18.5%
12.6%
12.4%
12.2%
11.1%
10.1%
6.7%
CenturyLink
AT&T
Comcast
Verizon
Windstream
Q4-12
Q4-11

Organic Growth (Decline) - Non-GAAP
30%
20%
10%
0%
(10)%
(20)%
(30)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
17.3%
9.0%
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

DYCOM INDUSTRIES INC.

Note: See “Regulation G Disclosure” slides 11 -14 for reconciliation of GAAP to Non-GAAP financial measures.
■ Top 5 customers represented 61.1% of revenue in
 Q4-12 and Q4-11
 ➢ CenturyLink, Dycom’s largest customer, grew
 organically 27.4% year over year
 ➢ Verizon, Dycom’s fourth largest customer, grew in
 excess of 16% organically year over year
 ➢ Windstream, Dycom’s fifth largest customer,
 exceeded 71% organic growth year over year
■ Organic revenue growth of 9.0%, excluding revenue from
 storm restoration services in each period
 ➢ Revenue from Top 5 customers up 9.5%
 organically
 ➢ Combined revenue from other customers up 8.3%
 organically

Backlog ($ in millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$1,017
$1,316
$1,373
$1,412
$1,442
$1,819
$1,744
$1,565
$600
$730
$746
$754
$791
$967
$961
$909
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,550
8,212
8,161
8,320
8,285
8,288
8,207
8,111
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Number of employees

DYCOM INDUSTRIES INC.

Backlog and Awards
Current Awards and Extensions
Customers	Description	Area	Approximate Term (in years)
■Charter Communications	Construction and Maintenance Services	Illinois, Missouri, Tennessee, Alabama, Massachusetts	1
■Comcast	Construction and Maintenance Services & Cable Installation Services	Illinois	3
■Verizon	Facility Locating Services	California	3
■Crown Castle	Network Construction Project	Florida	1
■Various	Rural broadband	Oregon, New Mexico, Kentucky, West Virginia, Vermont, Virginia, South Carolina	1

Contract Revenues
($ in millions)
$350
$325
$300
$275
$250
$225
$200
$303.7
$318.0
Q4-11
Q4-12

Customer Revenue Mix
($ in millions)
100%
80%
60%
40%
20%
0%
83.5%
85.0%
$254
$270
11.4%
11.0%
$35
$35
5.1%
4.0%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
Q4-11
Q4-12

Adjusted EBITDA - Non-GAAP
($ in millions)
$45
$40
$35
$39.9
$40.5
Q4-11
Q4-12

DYCOM INDUSTRIES INC.

Summary Results
($ in millions, except per share data)	Q4-11	Q4-12
Net Income	$ 13.0	$ 13.3
Fully Diluted EPS	$0.38	$0.39
Organic revenue growth of 9.0%, after adjusting for storm work in each period
Adjusted EBITDA grows to $40.5 million from increased operations
EPS of $0.39 per common share diluted as compared to $0.38 in the prior year quarter
Revenue from Telecommunications customers 85.0% of total
Note:  The organic revenue percentage of 9.0% excludes storm restoration services of $2.3 million and $14.1 million in Q4-12 and Q4-11, respectively.
See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to
Non GAAP financial measures.

Selected Information
(a) Amounts may not foot due to rounding.
(b) Percentages disclosed under the financial amounts for Q4-12 and Q4-11 represent the percentage of contract revenues for the applicable period.
	Q4-12	Q4-11	Change (a)
($ in millions)(b)
Contract Revenues	$318.0	$303.7	$14.3
Cost of Earned Revenues	$252.1 79.3%	$239.1 78.7%	$13.0
General & Administrative	$27.4 8.6%	$26.3 8.7%	$1.2
Depreciation & Amortization	$15.6 4.9%	$15.6 5.1%	$-
Interest Expense, net	$4.2 1.3%	$4.1 1.3%	$0.1
Other Income, net	$2.9 0.9%	$3.6 1.2%	$(0.8)
Net Income	$13.3 4.2%	$13.0 4.3%	$0.3
Adjusted EBITDA - Non- GAAP	$40.5 12.7%	$39.9 13.1%	$0.7
Organic Revenue growth of 9.0%,
excluding revenues from storm restoration services
in each period
■Growth within existing contracts
■Rural broadband projects
Adjusted EBITDA of $40.5 million
■Growth in operations
■Maintained cost discipline
Note: See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and
Cap-ex, net of disposals
($ in millions)
$55
$45
$35
$25
$15
$5
-$5
-$15
$19.1
$11.4
$28.5
$4.3
$6.9
$4.5
$26.6
$(8.2)
$19.4
$14.4
$51.4
$20.1
$7.8
$(2.4)
$10.6
$(3.3)
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Cash Flows from Operating Activities
Cap-ex, net of disposals

	July 30, 2011		July 28, 2012	
	($ in millions)			
Cash and equivalents	$	44.8	$	52.6
Debt:				
7.125% Senior Subordinated Notes, due January 2021	$	187.5	$	187.5
Senior Credit Agreement, due June 2015	$	-	$	-
Capital Leases	$	0.3	$	0.1
Letters of Credit outstanding	$	39.9	$	38.5
Availability on $225 million Senior Credit Agreement	$	156.9	$	186.5

DYCOM INDUSTRIES INC.

Cash Flow and Liquidity
Operating cash flows and targeted
capital spending support growth
■Cash flow supported growth in operations
during the quarter
■Capital expenditures, net of disposals, of
$10.6 million

Balance Sheet Strength
■Ample liquidity from cash on hand of $52.6
million and $186.5 million of availability under
Senior Credit Agreement
■Repurchased 102,200 shares of common
stock at an average price of $19.75 per share

Summary
■ Firm end market opportunities
 } Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
 } Broadband stimulus funding meaningfully increasing network construction for rural service providers
 } Cable operators continuing to deploy fiber to small and
 medium businesses
 } Wireless carriers upgrading from 3G to 4G technologies
 } Telephone companies deploying FTTX to enable video
 offerings
■ Increased market share as our customers consolidate vendor relationships and reward scale

Looking Ahead
■ Revenues which are slightly down to approximately flat year over year, excluding storm restoration services
■ Margins which increase slightly year over year
■ General and administrative expenses which increase modestly on an annual basis, including approximately $2.0 million of incremental stock-based compensation expense
■ Other income that decreases approximately 25% compared to fiscal 2012
■ Strong cash flows dedicated, as projected returns direct, to accretive acquisition opportunities and share repurchases
■ Confident that solid operations will continue for a sustained period
Q1 - 2013:
■ Revenues which range from slightly down to flat year over year, after excluding approximately
 $3.7 million from Q1-12 of storm restoration revenues
■ Gross margins which are sequentially in-line as a percentage of revenue
■ General and administrative expenses which increase slightly on a sequential basis reflecting higher stock-based compensation expense
■ Depreciation and amortization which is flat on a sequential basis
■ Other income which decreases sequentially by approximately $1.0 million from Q4-12

Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended July 28, 2012	Three Months Ended July 30, 2011	Twelve Months Ended July 28, 2012	Twelve Months Ended July 30, 2011
	(Dollars in thousands)			
Reconciliation of Net income to Adjusted EBITDA:				
Net income	$ 13,282	$ 12,965	$ 39,378	$ 16,107
Interest expense, net	4,189	4,098	16,717	15,911
Provision for income taxes	8,227	9,234	25,183	12,377
Depreciation and amortization expense	15,647	15,639	62,693	62,533
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	41,345	41,936	143,971	106,928
Gain on sale of fixed assets	(2,853)	(3,406)	(15,430)	(10,216)
Stock-based compensation expense	2,051	1,324	6,952	4,409
Loss on debt extinguishment	-	-	-	8,295
Charge for a wage and hour class action litigation settlement	-	-	-	600
Acquisition related costs	-	-	-	223
Adjusted EBITDA (Non-GAAP)	$ 40,543	$ 39,854	$ 135,493	$ 110,239

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three and twelve months ended July 28, 2012 and July 30,
 2011 and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, charges for a wage and hour class action settlement, and acquisition-related costs.  The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-
 period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired).

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS	NON-GAAP Contract Revenues	Revenue Growth (Decline) % (a) GAAP	Revenue Growth (Decline) % (a) NON-GAAP (Organic)
Q4-12 Organic Growth:					
Q4-12	$ 318.0	$ (2.3)	$ 315.8	4.7%	9.0% (b)
Q4-11	$ 303.7	$ (14.1)	$ 289.7		
Prior Quarters Organic Growth:					
Q3-12	$ 296.1	$ -	$ 296.1	17.3% (c)	17.3% (c)
Q2-12	$ 267.4	$ (13.6) (d)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2) (d)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2) (d)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4) (d)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3) (d)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0% (c)	1.0% (c)
Q4-10	$ 281.5	$ (20.1) (d)	$ 261.4	4.4%	(3.1)%
Q3-10	$ 231.6	$ -	$ 231.6	(10.1)%	(8.0)%
Q2-10	$ 216.3	$ -	$ 216.3	(11.9)%	(10.7)%
Q1-10	$ 259.1	$ -	$ 259.1	(22.4)%	(18.8)%
Q4-09	$ 269.7	$ -	$ 269.7		
Q3-09	$ 257.7	$ (5.9) (c)	$ 251.8		
Q2-09	$ 245.5	$ (3.3) (c)	$ 242.2		
Q1-09	$ 334.0	$ (15.0) (c)	$ 318.9

(a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
(b) Q4-12 organic growth excludes storm restoration revenues of $2.3 million in Q4-12 and $14.1 million in Q4-11.
(c) For Q3-12, GAAP and Non-GAAP revenue growth percentages are the same as revenues from business acquired in 2011 were included for the full quarter in each period and there were no other Non-GAAP adjustments in either period. For Q1-11, GAAP and Non-GAAP revenue growth percentages are the same as there were no
Non-GAAP adjustments in either period.
(d) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 for fiscal 2011 fourth quarter year-over-year organic growth reflects storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-
GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth %
($ in millions)

	Total Contract Revenue	Top 5 Customers combined	All customers (excluding Top 5 Customers)	CenturyLink	Verizon	Windstream
GAAP Revenue						
Q4-11	$ 303.7	$ 185.1	$ 118.6	$ 37.1	$ 33.6	$ 20.4
Q4-12	$ 318.0	$ 194.5	$ 123.6	$ 43.2	$ 38.8	$ 32.1
GAAP Revenue - % Changes	**4.7%**	**5.1%**	**4.2%**	**16.5%**	**15.4%**	**57.7%**
Non-GAAP Adjustments						
Q4-11 - Revenue from storm restoration services	$ (14.1)	$ (7.9)	$ (6.2)	$ (3.2)	$ (0.2)	$ (1.7)
Q4-12 - Revenue from storm restoration services	$ (2.3)	$ (0.4)	$ (1.8)	$ -	$ -	$ -
Non-GAAP Revenue						
Q4-11	$ 289.7	$ 177.2	$ 112.5	$ 33.9	$ 33.4	$ 18.7
Q4-12	$ 315.8	$ 194.0	$ 121.8	$ 43.2	$ 38.8	$ 32.1
Non-GAAP Revenue - % Changes (a)						
Organic Revenue % Change (excluding revenue from storm restoration services in each period)	**9.0%**	**9.5%**	**8.3%**	**27.4%**	**16.1%**	**71.9%**

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
 (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Twelve Months Ended July 28, 2012			Twelve Months Ended July 30, 2011		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 1,201,119	$ -	$ 1,201,119	$ 1,035,868	$ -	$ 1,035,868
Cost of earned revenues, excluding depreciation and amortization	968,949	-	968,949	837,119	(600) (a)	836,519
General and administrative expenses	104,024	-	104,024	94,622	(223) (b)	94,399
Depreciation and amortization	62,693	-	62,693	62,533	-	62,533
Interest expense, net	(16,717)	-	(16,717)	(15,911)	-	(15,911)
Loss on debt extinguishment	-	-	-	(8,295)	8,295 (c)	-
Other income, net	15,825	-	15,825	11,096	-	11,096
Income before income taxes	64,561	-	64,561	28,484	9,118	37,602
Provision for income taxes (e)	25,183	-	25,183	12,377	3,342 (d)	15,719
Net income	$ 39,378	$ -	$ 39,378	$ 16,107	$ 5,776	$ 21,883
Diluted income per share	$ 1.14	$ -	$ 1.14	$ 0.45	$ 0.16	$ 0.61
Shares used in computing Diluted EPS:	34,481,895		34,481,895	35,754,168		35,754,168

Amounts may not foot due to rounding.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below:

(a) Charge for a wage and hour class action litigation settlement.
(b) Acquisition related costs.
(c) Loss on debt extinguishment associated with the tender offer and redemption of $135.4 million in aggregate principal amount of the Company’s 8.125% senior subordinated notes due 2015.
(d) Provision for income taxes includes the tax effect of the other reconciling items identified herein.
(e) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis, this rate was 39.0% and 43.5% for the twelve months ended  July 28, 2012 and July 30, 2011, respectively. On a Non-GAAP basis, this rate was 41.8% for the twelve months ended  July 30, 2011.

Fiscal 2012
4th Quarter Presentation
August 29, 2012